2019 Fourth Quarter and Full Year Financial Results Conference Call

March 11, 2020

Forward-Looking Statements

This presentation contains forward-looking statements including PDL's expectations with respect to its future royalty revenues, expenses, net income and cash provided by operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- Failure to successfully identify or complete a potential sale, divestiture, spin-off, merger, combination or similar transaction, or the failure of any such transaction to yield additional value for shareholders;
- Market conditions, including as a result of public health risks, which may affect the timing and/or execution of, and/or amount of net proceeds from, any potential sale, divestiture, spin-off, merger, combination or similar transaction in connection with our monetization strategy;
- Activities by shareholder activists, including a proxy contest or any unsolicited takeover proposal;
- Tax treatment of any distributions we may make in connection with our monetization strategy;
- The amounts or timing of distributions to stockholders in connection with our monetization strategy, including if we were to file for dissolution;
- Risks related to the commercialization of our products or those of our counterparties, including but not limited to, competition from other products (including generic products), compliance with laws and regulatory requirements, pricing, intellectual property rights, reliance on a third party for commercialization of our authorized generic product, standards of care as they apply to the use of our products, unexpected changes to tax, import or export rules;
- Our reliance on third-party manufacturers who may not perform as expected;
- The productivity of acquired income generating assets may not fulfill our revenue forecasts and, if secured by collateral, we may be under-secured and unable to recuperate our capital expenditures in the transaction;
- Failure to obtain or maintain regulatory approvals relating to our products and those underlying certain of our investments and income generating assets;
- Competitive or market pressures on our products, licensees, borrowers and royalty counterparties;
- Changes in any of the assumptions on which PDL's projected revenues are based;
- Changes in foreign currency exchange rates;
- Our ability to utilize our net operating loss carryforwards and certain other tax attributes;
- The outcome of litigation or disputes, including potential product liability; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investor Relations" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

PDL®

Important Additional Information and Where to Find It

The Company plans to file a proxy statement (the "2020 Proxy Statement") with the U.S. Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for the Company's 2020 annual meeting of stockholders (the "2020 Annual Meeting"), together with a WHITE proxy card. STOCKHOLDERS ARE URGED TO READ THE 2020 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Stockholders will be able to obtain, free of charge, copies of the 2020 Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the 2020 Annual Meeting at the SEC's website (http://www.sec.gov), at the Company's website (http://investor.pdl.com/investor-relations/sec-filings) or by contacting Okapi Partners by phone (for stockholders, banks and brokers) at 877-259-6290 or (all others outside the U.S.) at 212-297-0720, by email at info@okapipartners.com or by mail at Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, NY 10036.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2020 Annual Meeting. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent (1%) of the Company's shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2020 Proxy Statement and other materials to be filed with the SEC in connection with the 2020 Annual Meeting. Information relating to the foregoing can also be found in the Company's definitive proxy statement for its 2019 annual meeting of stockholders (the "2019 Proxy Statement"), filed with the SEC on April 30, 2019. To the extent holdings of the Company's securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2019 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Robust Progress Toward Monetization

- Disciplined, cost-effective monetization strategy with focus on optimizing return of net proceeds to stockholders
- Comprehensive Plan of Complete Liquidation approved by Board enabling potential liquidation tax treatment for distributions
- Engaged leading investment banks as advisors
  - BofA Securities for sale of whole Company or royalty portfolio
  - Torreya for sale of Noden and sale of Evofem stock
  - SVB Leerink to pursue pathway for LENSAR and advise on overall liquidation and distribution strategies
- Goal is to sell whole company or monetize key assets by year-end 2020 and return net proceeds to stockholders in tax-efficient manner
  - Potential transactions include whole company sale, divestiture of assets, subsidiary spin-off or combination of transactions
  - Confidence in quality of assets
- Speed in implementation will minimize operating costs and maximize tax efficiencies

PDL

Path to Dissolution

- If whole company sale is not consummated, the Company will pursue dissolution as the most efficient wind-down mechanism
- Targeting stockholder vote at 2020 Annual Meeting to permit filing of a certificate of dissolution in Delaware
  - Detailed proposal in 2020 proxy statement
- The Company remains after filing of the certificate of dissolution solely for wind-down purposes
  - Adequately funded to manage potential litigation, resolve claims and disputes, facilitate distributions and the monetization of any remaining minor passive assets
  - Will handle remaining shareholder and administrative issues and make final distribution upon final dissolution

Rapid Execution Underway

- Will reduce Board size from 9 at 2019 Annual Meeting to 7 following the 2020 Annual Meeting
  - Highly experienced with deep expertise in areas important to monetization strategy
- Retired 80% of 2021 and 2024 convertible notes in December 2019
  - $144M transaction: $98M in cash and 13.4M shares
  - Enables broader flexibility in executing monetization strategy
  - Avoids $12.6M in cash coupon interest and $9.4M in accretion interest upon 2024 notes maturity
- Board authorized $275M share and convertible notes repurchases. Through March 10, 2020:
  - Repurchased 7M shares of common stock at an average price of $3.43 per share
  - Retired an additional $13.7M principal value of convertible notes, eliminating additional future interest expense
  - Deployed $184.2M of the authorized $275M

PDL

LENSAR: Innovation Driving Growth

- Record Q4-19 net sales of $8.5M
  - 19% increase from Q4-18
  - 5% increase from Q3-19
- 2019 revenues of $30.7M
  - 25% increase from 2018
  - Exceeded 2019 guidance of $29M
- Increasingly recognized as technology leader in femtosecond laser-assisted cataract surgery (FLACS) market
- YOY procedure volume up 33%
  - Volume topped 100,000 worldwide in 2019
  - LENSAR holds 13% worldwide revenue market share



LENSAR Procedures per Year
120000
100000
80000
60000
40000
20000
0
2012*
2013
2014
2015
2016
2017
2018
2019
* Product launch July 2012



Estimated 2019 Revenue Market Share of FLACS*
All Other 5%
Ziemer 16%
Alcon 39%
LENSAR 13%
J&J Vision 24%
B+L 3%

*2019 Cataract Surgical Equipment Market Report: A Global Analysis for 2018 – 2024, Market Scope LLC

LENSAR: Positioned for Sustained Growth

- Best-in-class technology with LENSAR Streamline® IV laser
  - Enables optimal treatment of tissue-specific cataract and management of astigmatism
  - 70%-90% of patients who undergo cataract surgery have treatable, visually significant astigmatism, but it remains largely uncorrected post-surgery
- Expect LENSAR to continue gaining market share
  - Laser-assisted cataract surgery expected to grow 7.3% CAGR through 2023* fueled in part by increased adoption of advanced, premium IOLs

*2019 Cataract Surgical Equipment Market Report: A Global Analysis for 2018 – 2024, Market Scope LLC

PDL

LENSAR GEN2: Disruptive New Technology

- Development of GEN2, a compact, integrated, all-in-one femto-phaco workstation will strengthen LENSAR's position as the innovation leader
- LENSAR intellectual property secures premier technology position for GEN2 development and commercialization
- Recent market research of 122 U.S. cataract surgeons supports demand:
  - 40% said GEN2 would increase the number of FLACS procedures they perform
  - 89% believe it's preferable to have the femto laser and phaco system in the same room, but only 34% currently have this arrangement
  - 83% would consider acquiring GEN2 system when replacing a femto laser or a phaco system
  - 83% and 75% would consider acquiring a GEN2 system in addition to their current femto system and phaco system, respectively
  - 66% said GEN2 addresses unmet needs in cataract surgery (average 6.9 on a 10-point scale)
  - Combination femto-phaco configuration ranked higher than the standalone laser for all 5 brands tested
- 510(k) GEN2 submission targeted for end of 2021; commercial launch in 2022
- We remain committed to LENSAR and the development of its next generation technology while we pursue optimal path to monetization

PDL

High-Quality Royalty Portfolio

Product	Licensee	Counterparty	Royalties Until (1)	Investment	Cash Received to date (3)
Glumetza metformin HCl	Depomed	Valeant Pharmaceuticals International, Inc.	indefinite		
Janumet XR (sitagliptin and metformin HCl extended-release)	Depomed	Merck Be well	6/2018		
Jentadueto XR (linagliptin/metformin HCl extended-release) tablets	Depomed	Boehringer Ingelheim / Lilly	5/2026(2)	$260.5M	$452.3M
Invokamet XR canagliflozin/metformin HCl extended-release tablets	Depomed	Janssen	9/2023(2)		
Synjardy XR (empagliflozin/metformin HCl) tablets	Depomed	Boehringer Ingelheim / Lilly	12/2026(2)		
Iclusig (ponatinib) tablets 45 mg, 15 mg	Ariad	Ariad	Payoff	$100.0M	$120.0M (4)
Cerdelga (eliglustat) capsules	University of Michigan	Sanofi Genzyme	4/2022	$65.6M	$18.5M
Zalviso Sufentanil self-managed delivery system	AcelRx Pharmaceuticals, Inc.	Grunenthal	2030 or 3X investment	$65.0M	$0.7M
coflex	VB Viscogliosi Bros., LLC	Paradigm Spine	Until $36.7M	$15.5M	$6.8M
kybella	Inventor	Allergan	2/2025	$9.5M	$0.5M

(1) Expected dates based upon current agreements and patent expiry estimates
(2) Expiration for US sales: "ROW" expiry depends on launch dates
(3) As of 12/31/19
(4) Paid off on 03/30/17

PDL

Noden: Focus on Profitability

NODEN PHARMA

- Focused on increasing the profitability of Tekturna® (aliskiren) and mitigating the impact of generic competition in the U.S.
- Excluding year-end impairment charge, Noden achieved operational profitability with net operating income of $3.4M for 2019
- Specific actions taken:
  - Discontinued contract sales force in Aug. 2018 resulting in savings of $3.5M-$4M per quarter
  - Launched authorized generic (AG) version of Tekturna through Prasco Laboratories in March 2019
  - Terminated all promotional efforts and restructured U.S. team in Q2-19
  - Branded Tekturna and the AG of Tekturna maintained a 73% U.S. market share at the end of Q4-19

PDL

Evofem: Value Creation Catalysts in 2020

- Market value on PDL's 28% stake in EVFM increased $18.3M for Q4-19 and $36.4M since first investment in April 2019
- Resubmitted Amphora® NDA for prevention of pregnancy in Nov. 2019
- Reported positive topline results from the AMPREVENCE Phase 2b trial for Amphora for prevention of chlamydia and gonorrhea in Dec. 2019
- Additional value-creation catalysts expected in 2020
  - Amphora PDUFA date for prevention of pregnancy in late May
  - Commercial launch of Amphora for prevention of pregnancy expected in 2H-20

Fourth Quarter 2019 Financials (unaudited)

(In thousands, except per share amounts)	Three Months Ended December 31, 2019	Three Months Ended December 31, 2018	Twelve Months Ended December 31, 2019	Twelve Months Ended December 31, 2018
Product revenue, net	$ 20,967	$ 25,976	$ 85,835	$ 105,448
Royalty rights - change in fair value	(26,765)	19,139	(31,042)	85,256
Royalties from Queen et al. patents	-	2	9	4,536
Interest revenue	-	83	-	2,337
License and other	3	(81)	(45)	533
Total revenues	(5,795)	45,119	54,757	198,110
Cost of product revenue, (excluding intangible asset amortization and impairment)	13,428	11,444	53,619	48,460
Amortization of intangible assets	1,561	1,577	6,306	15,831
General and administrative expenses	12,561	6,019	45,598	45,420
Sales and marketing	1,967	2,772	8,482	17,139
Research and development	1,243	806	7,308	2,955
Impairment of intangible assets	22,490	-	22,490	152,330
Change in fair value of contingent consideration	-	(19,198)	-	(41,631)
Asset impairment loss	10,768	8,200	10,768	8,200
Total operating expenses	64,018	11,620	154,571	248,704
Operating (loss) income	(69,813)	33,499	(99,814)	(50,594)
Interest and other income, net	1,046	1,958	6,030	6,065
Interest expense	(2,454)	(2,895)	(11,404)	(12,157)
Equity affiliate - change in fair value	18,293	-	36,402	-
Gain on sale of intangible assets	-	-	3,476	-
Gain on investment	-	-	-	764
Loss on exchange and extinguishment of convertible notes	(4,530)	-	(8,430)	-
Income (loss) before income taxes	(57,458)	32,562	(73,740)	(55,922)
Income tax (benefit) expense	(2,630)	16,283	(3,049)	12,937
Net (loss) income	(54,828)	16,279	(70,691)	(68,859)
Less: Net income (loss) attributable to noncontrolling interests	60	-	(280)	-
Net (loss) income attributable to PDL's shareholders	$ (54,888)	$ 16,279	$ (70,411)	$ (68,859)
Net (loss) income per share - Basic	$ (0.48)	$ 0.12	$ (0.59)	$ (0.47)
Net (loss) income per share - Diluted	$ (0.48)	$ 0.11	$ (0.59)	$ (0.47)

Fourth Quarter 2019 Financials (unaudited)

GAAP to Non-GAAP Net (Loss) Income Reconciliation ***(in thousands)***

	Three Months Ended December 31, 2019	Three Months Ended December 31, 2018	Twelve Months Ended December 31, 2019	Twelve Months Ended December 31, 2018
GAAP net (loss) income attributed to PDL's shareholders, as reported	$ (54,888)	$ 16,279	$ (70,411)	$ (68,859)
Adjustments:				
Mark-to-market adjustment to fair value - royalty assets	47,747	1,781	110,314	(7,287)
Mark-to-market adjustments to equity affiliate - common stock	(15,067)	-	(31,641)	-
Non-cash interest revenues	-	(83)	-	(312)
Non-cash stock-based compensation expense	1,716	(56)	7,119	4,758
Non-cash debt offering costs	1,461	1,864	7,237	7,609
Non-cash depreciation and amortization expense	606	635	2,901	3,696
Mark-to-market adjustment on warrants held	(3,228)	81	(4,715)	(33)
Impairment of intangible assets	22,490	-	22,490	152,330
Non-cash amortization of the intangible assets	1,561	1,577	6,306	15,831
Mark-to-market adjustment of contingent consideration	-	(19,198)	-	(41,631)
Valuation allowance on deferred tax assets	8,866	11,384	8,866	11,226
Income tax effect related to above items	(7,020)	1,423	(19,322)	(16,947)
Total adjustments	59,132	(592)	109,555	129,240
Non-GAAP net income	$ 4,244	$ 15,687	$ 39,144	$ 60,381

Noden GAAP to Non-GAAP Net (Loss) Income Reconciliation ***(in thousands)***

	Twelve Months Ended December 31, 2019
GAAP net (loss) income attributed to Noden's shareholders, as reported	$ (19,048)
Adjustments:	
Impairment of intangible assets	22,490
Non-GAAP net income	$ 3,442

PDL

Fourth Quarter 2019 Financials (unaudited)

Consolidated balance sheet data *(in thousands)*	December 31, 2019	December 31, 2018
Cash and cash equivalents	$ 193,451	$ 394,590
Notes receivable	$ 53,410	$ 63,813
Royalty rights - at fair value	$ 266,196	$ 376,510
Investment in equity affiliate	$ 82,267	$ -
Intangible assets, net	$ 23,298	$ 51,319
Total assets	$ 716,119	$ 963,736
Convertible notes payable	$ 27,250	$ 124,644
Total stockholders' equity	$ 593,278	$ 729,779

PDL

Questions & Answers